UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 6, 2013 athenahealth, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33689	04-3387530
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

311 Arsenal Street, Watertown, MA	02472
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 617-402-1000
________________________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
At the annual meeting of stockholders of athenahealth, Inc. (“athenahealth”) held on June 6, 2013 (the “Annual Meeting”), athenahealth’s stockholders approved an amendment and restatement of the athenahealth 2007 Stock Option and Incentive Plan (as amended and restated, the “Amended Plan”). On April 23, 2013, the Board of Directors of athenahealth approved and adopted the Amended Plan, subject to stockholder approval. The Amended Plan became effective as of the Annual Meeting date.
The Amended Plan includes: (1) an increase in the number of shares of athenahealth common stock available for issuance of 1,660,000 shares; (2) additional performance criteria; and (3) a new maximum award payable for performance-based awards.
The foregoing summary of the Amended Plan is qualified in its entirety by reference to the full text of the Amended Plan, a copy of which is attached as Appendix A to athenahealth’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 25, 2013, of which Appendix A is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.
At the Annual Meeting, athenahealth stockholders voted on the following matters: (1) to elect three directors, Charles D. Baker, Dev Ittycheria, and John A. Kane, to serve as Class III directors for a term of three years and until their successors are duly elected and qualified, subject to their earlier resignation or removal; (2) to ratify the appointment of Deloitte & Touche LLP as athenahealth’s independent registered public accounting firm for the fiscal year ending December 31, 2013; (3) to approve an amendment and restatement of the 2007 Stock Option and Incentive Plan; and (4) to hold an advisory vote to approve executive compensation.
The votes cast by athenahealth stockholders on each of the foregoing proposals were as follows:

Proposal 1 - Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Charles D. Baker	32,329,862	335,827	2,453,500
Dev Ittycheria	30,991,724	1,673,965	2,453,500
John A. Kane	32,330,190	335,499	2,453,500
Additionally, Jonathan Bush, Brandon Hull, Jacqueline B. Kosecoff, James L. Mann, and David E. Robinson continued to serve as directors after the Annual Meeting.

	For	Against	Abstentions	Broker Non-Votes
Proposal 2 - Ratification of Appointment of Independent Auditors	34,443,124	651,960	24,105	—

Proposal 3 - Approval of Amended and Restated 2007 Stock Option and Incentive Plan	23,970,217	8,690,037	5,435	2,453,500

Proposal 4 - Advisory Vote on Executive Compensation	17,122,541	15,537,272	5,876	2,453,500

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

athenahealth, Inc.
(Registrant)
June 10, 2013	/s/ DANIEL H. ORENSTEIN
Daniel H. Orenstein
SVP, General Counsel, and Secretary